                                                                    EXHIBIT 99.6

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[205,021,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                                       [ ]
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                  JUNE 22, 2004

-----------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                   1                          2
                         RATES                                  Forward                 Forward + 150
                         SPEED               % pricing           100%                       100%
                    DEFAULT SEVERITY                             100%                       100%
                  DEFAULT P&I ADVANCE                        100% Advance               100% Advance
                  DEFAULT RECOVERY LAG        Months               12                        12
                        TRIGGERS                                 Fail                       Fail
                      CLEANUP CALL                            To Maturity                To Maturity
                    DEFAULT BALANCE                         Current Balance            Current Balance
                    CPR = CDR + CRR      Capped at prepay
                       CPR = CRR           PSA standard        CPR = CRR                  CPR = CRR
---------------------------------------------------------------------------------------------------------
                  INITIAL
                   BOND           SUB-
CLASS   RATINGS    SIZE      RDINATION
=========================================================================================================
 A        AAA      61.40       38.60            CDR
                                            CummLosses

 M1       AA       10.00       28.60            CDR                            -                      -
                                            CummLosses

 M2       A         8.05       20.55            CDR                            -                      -
                                            CummLosses

 M3       A -          -       20.55            CDR
                                            CummLosses

 B1       BBB +        -       20.55            CDR
                                            CummLosses

 B2       BBB       6.75       13.80            CDR
                                            CummLosses

 B3       BBB-      1.75       12.05            CDR
                                            CummLosses

 B4       BB        5.95        6.10            CDR             4.39 CDR                2.73 CDR
                                            CummLosses      21,870,943.69 (10.67%)  14,061,601.26 (6.86%)
 OC                 6.10           -                                           -                      -

TABLE                               1              1             1                4              4              4
                                 Maturity      Maturity      Maturity          Maturity      Maturity       Maturity
Severity                           100            100           100              100            100            100
Triggers                          Fail           Fail          Fail              Fail          Fail           Fail
Lag                                 0              0             0                0              0              0
Rate                             Forward        Forward       Forward       Forward + 200  Forward + 200  Forward + 200
Prepay                           Pricing        Pricing       Pricing          Pricing        Pricing        Pricing
Default                          75 CPIM1      100 CPIM1     150 CPIM1         75 CPIM1      100 CPIM1      150 CPIM1
Price = 80                         1165          1094          986            804            785            734
                           81      1124          1056          954            777            758            709
                           82      1083          1020          924            749            732            685
                           83      1043          983           893            723            706            661
                           84      1004          948           864            696            680            637
                           85      965           913           834            670            655            614
                           86      926           878           805            645            630            591
                           87      889           844           777            620            606            569
                           88      851           810           749            595            582            546
                           89      815           777           721            570            558            524
                           90      779           745           694            546            535            503
                           91      743           713           667            522            511            481
                           92      708           681           640            499            489            460
                           93      674           650           614            476            466            440
                           94      640           619           588            453            444            419
                           95      606           589           563            430            422            399
                           96      573           559           537            408            400            379
                           97      540           529           513            386            379            360
                           98      508           500           488            364            358            340
                           99      476           471           464            342            337            321
                          100      445           443           440            321            316            302
WAL for Princ Pmts                3.7883        4.2769        5.2334         6.3336         6.6271         7.5712
Principal Writedown            0.00 (0.00%)  0.00 (0.00%)  0.00 (0.00%)   0.00 (0.00%)   0.00 (0.00%)   0.00 (0.00%)
Total Collat Loss(Forecasted)  6,530,221.58  8,589,126.86  12,542,071.93  6,530,221.58   8,589,126.86   12,542,071.93
                                  (3.19%)       (4.19%)       (6.12%)        (3.19%)        (4.19%)        (6.12%)

TABLE                               2              2              2                5              5              5
                                 Maturity      Maturity       Maturity         Maturity       Maturity       Maturity
Severity                           100            100            100              100            100            100
Triggers                           Fail          Fail           Fail             Fail           Fail           Fail
Lag                                 0              0              0                0              0              0
Rate                             Forward        Forward        Forward       Forward + 200  Forward + 200  Forward + 200
Prepay                           Pricing        Pricing        Pricing          Pricing        Pricing        Pricing
Default                          75 CPIM1      100 CPIM1      150 CPIM1        75 CPIM1       100 CPIM1      150 CPIM1
Price = 80                         1081          1003           903            781            747            407
                           81      1045          971            876            755            722            385
                           82      1008          939            850            728            697            362
                           83      973           908            824            703            672            340
                           84      938           877            799            677            648            318
                           85      903           847            774            652            624            297
                           86      870           817            749            627            601            276
                           87      836           788            725            603            578            255
                           88      803           759            700            579            555            235
                           89      771           730            677            555            533            215
                           90      739           702            653            532            511            195
                           91      707           674            630            509            489            176
                           92      676           647            608            486            468            156
                           93      646           620            585            464            446            137
                           94      616           593            563            442            426            119
                           95      586           567            541            420            405            101
                           96      556           541            519            399            385             83
                           97      527           515            498            377            365             65
                           98      499           490            477            356            345             47
                           99      471           465            456            336            325             30
                          100      443           440            436            315            306             13
WAL for Princ Pmts                4.372         5.0569         6.2874         6.6915         7.3082         9.4006
Principal Writedown            0.00 (0.00%)  0.00 (0.00%)   0.00 (0.00%)   0.00 (0.00%)   0.00 (0.00%)   3,386,664.70 (27.76%)
Total Collat Loss(Forecasted)  8,969,845.30  11,737,362.57  16,969,556.05  8,969,845.30   11,737,362.57  16,969,556.05
                                 (4.38%)        (5.72%)        (8.28%)        (4.38%)        (5.72%)           (8.28%)

TABLE                               3               3              3              6              6              6
                                 Maturity       Maturity       Maturity       Maturity       Maturity       Maturity
Severity                           100             100            100            100            100            100
Triggers                           Fail           Fail           Fail           Fail           Fail           Fail
Lag                                 0               0              0              0              0              0
Rate                              Forward        Forward        Forward     Forward + 200  Forward + 200  Forward + 200
Prepay                            Pricing        Pricing        Pricing        Pricing        Pricing        Pricing
Default                          75 CPIM1       100 CPIM1      150 CPIM1      75 CPIM1       100 CPIM1      150 CPIM1
                           80      1006           936            838            749            627            -345
                           81      974            907            814            724            604            -367
                           82      942            879            791            699            581            -389
                           83      910            852            768            674            559            -410
                           84      880            825            746            650            537            -431
                           85      849            798            724            626            516            -452
                           86      819            771            702            603            494            -472
                           87      790            745            680            580            474            -492
                           88      760            720            659            557            453            -512
                           89      732            695            638            534            433            -531
                           90      703            670            617            512            413            -550
                           91      676            645            597            490            393            -568
                           92      648            621            577            469            374            -587
                           93      621            597            557            448            355            -605
                           94      594            573            537            427            336            -623
                           95      568            550            518            406            318            -640
                           96      542            527            499            386            299            -657
                           97      516            504            480            365            281            -674
                           98      490            482            462            346            264            -691
                           99      465            460            443            326            246            -707
                          100      441            438            425            307            229            -724
WAL for Princ Pmts                5.0259         5.8193         7.6537         7.2658         9.0033         10.9352
Principal Writedown                0.00           0.00           0.00           0.00         964,356.44    8,578,423.66
                                  (0.00%)        (0.00%)        (0.00%)        (0.00%)        (7.91%)        (70.33%)
Total Collat Loss(Forecasted)  11,587,118.06  15,078,252.34  21,569,986.13  11,587,118.06  15,078,252.34  21,569,986.13
                                  (5.65%)        (7.35%)        (10.52%)       (5.65%)        (7.35%)        (10.52%)